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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 4, 2003


Commission         Registrant, State of Incorporation         I.R.S. Employer
File Number        Address and Telephone Number               Identification No.

333-42427          J. CREW GROUP, INC.                        22-2894486
---------                                                     ----------

                   (Incorporated in New York)
                   770 Broadway
                   New York, New York 10003
                   Telephone: (212) 209-2500

333-42423          J. CREW OPERATING CORP.                    22-3540930
---------                                                     ----------

                   (Incorporated in Delaware)
                   770 Broadway
                   New York, New York 10003
                   Telephone: (212) 209-2500

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Item 5.  Other Events.

On April 4, 2003, J. Crew Group (the "Company"), J. Crew Operating Corp. ("Operating") and certain subsidiaries thereof, and Congress Financial Corporation, as Agent and as Lender, entered into an Amendment No. 2 (the "Amendment No. 2") to the Loan and Security Agreement, dated December 23, 2002, among Operating and certain subsidiaries thereof, as Borrowers, the Company and certain subsidiaries thereof, as Guarantors, Wachovia Bank, National Association, as Arranger, Congress Financial Corporation, as Administrative Agent and Collateral Agent, and the Lenders thereto. A copy of the Amendment No. 2 is attached hereto as Exhibit 10.1.

Item 7.  Exhibits.

10.1 Amendment No. 2, dated April 4, 2003, to Loan and Security Agreement between J. Crew Group, Inc., J. Crew Operating Corp. and certain subsidiaries thereof, and Congress Financial Corporation.



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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             J. CREW GROUP, INC.
                                             J. CREW OPERATING CORP.



                                             By /s/ Scott M. Rosen
                                                ------------------------

                                             Name:  Scott M. Rosen
                                             Title: Executive Vice-President
                                                    and Chief Financial Officer

Date: April 8, 2003






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                                 EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

10.1 Amendment No. 2, dated April 4, 2003, to Loan and Security Agreement between J. Crew Group, Inc., J. Crew Operating Corp. and certain subsidiaries thereof, and Congress Financial Corporation.





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